Exhibit 99.1

Todd M. Pope President & CEO JP Morgan Healthcare Conference January 8, 2018

Forward Looking Statements This presentation includes statements relating to TransEnterix’s current regulatory and commercialization plans for our products, the Senhance™ Surgical Robotic System and the SurgiBot™ System. These statements and other statements regarding our future plans and goals constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties that are often difficult to predict, are beyond our control, and which may cause results to differ materially from expectations. Factors that could cause our results to differ materially from those described include, but are not limited to, whether the commercialization of the Senhance Surgical Robotics System will be successful, the pace of adoption of our products by surgeons, the success and market opportunity of our products, our current cash reach, the effect on our business of existing and new regulatory requirements and other economic and competitive factors. For a discussion of the most significant risks and uncertainties associated with TransEnterix's business, please review our filings with the Securities and Exchange Commission (SEC), including our including our Annual Report on Form 10-K filed on March 6, 2017 and other filings we make with the SEC. You are cautioned not to place undue reliance on these forward looking statements, which are based on our expectations as of the date of this presentation and speak only as of the origination date of the presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Commercial Stage Clinically validated in multiple procedures and sites Senhance FDA cleared and CE Marked Sales and distribution in place in US and EU Strong financial position Compelling Platform Technology Senhance Surgical Robot Robotic benefits with responsible economics Focus: Surgical Robotics Category: Digital Laparoscopy TransEnterix: TRXC Significant addressable market opportunity Surgical robotics penetration remains low (< 10%)

Value-based healthcare is forcing hospitals to find new ways to improve outcomes, efficiencies and talent retention.

Surgical Robotics Poised for Growth in 2023 in 2017 Robotic surgery is <10% of surgery today Largest opportunity is to convert laparoscopic procedures; not enabled by current options Must meet value-based healthcare criteria and build off laparoscopy (>60% of surgery) Source: Abdominal Surgical Robots Market Shares, Strategies, and Forecasts, Worldwide, 2017 to 2023 WinterGreen Research, June 2017 Abdominal Robotic Surgery Market Size $2.9 Billion $15.8 Billion

Robotic Surgery Landscape 0.7 MM procedures EU & U.S. Historical Growth Drivers: Convert open surgeries to robotics Offset signficant per-procedure cost increase with length of stay benefit vs. open surgery Clinical and patient benefits have come from converting an open procedure to a minimally-invasive surgical approach Conversion of laparoscopy to robotics difficult due to substantial per-procedure cost Current abdominal robotic surgery Sources: TRXC Estimates, Millennium Research Group and Intuitive Surgical Open Surgery 4 MM procedures EU & U.S. Laparoscopic Surgery 6 MM procedures EU & U.S.

Future Growth Drivers: Convert laparoscopic surgeries to robotics Improve laparoscopy: designed for greater precision, efficiencies, safety, ergonomics Provide meaningful robotic benefits to laparoscopic surgery without significant per procedure cost increase Sources: TRXC Estimates and Millennium Research Group Digital Laparoscopy Opportunity Open Surgery 4 MM procedures EU & U.S. Laparoscopic Surgery 6 MM procedures EU & U.S.

Need for Robotic System that Addresses the Laparoscopic Market Familiar motion and approach Completed learning curve Significant investments in laparoscopic ecosystem Laparoscopy is Widespread Limitations of Laparoscopy Reliance on assistant to control camera Challenging ergonomics Imprecise instrument movement Torque at incision sites Hospitals Under Pressure Robotics has added procedure costs Hospitals feel pressured to offer robotic option or lose volume Majority of surgeons now hospital employees, need to retain and extend productivity

Senhance is Uniquely Positioned to Address Laparoscopic Market Senhance Robotic Benefits Precision Ergonomics Advanced Instrument-ation Eye- sensing camera control

Growing TransEnterix Patent Portfolio Issued Patents: 93 worldwide Includes 25 US issued Patent Applications: 92 worldwide Includes 54 pending US applications

Building Clinical Validation Imperial College, St. Mary’s, London, England C.H.U. ST Etienne, Saint-Etienne, France St. Marien-Krankenhaus, Siegen, Germany University Clinic Hamburg – Eppendorf (UKE), Hamburg, Germany Humanitas University, Milan, Italy Policlinico Gemelli, Rome, Italy Saitama Medical University, Hidaka-City, Japan Florida Hospital, Orlando, Florida BUILDING CLINICAL VALIDATION Peer-reviewed published data on procedures for benign and malignant disease and in obese patients Surgeons cite positives of short learning curve & median 7 minute set-up time Feasibility, safety profile and procedural economics similar to lap surgery for procedures investigated 19 PUBLICATIONS 500+ PATIENT COHORT

Senhance FDA Cleared and CE Marked First new entrant to abdominal robotics since 2000 Senhance received FDA clearance October 2017 Cleared for colorectal and gynecological laparoscopic surgery in US Indications cover 23 procedures Covers benign and oncologic treatments Initial market 1.5 million US procedures

Delivering on Open Architecture Strategy Robotic Microlap Open Source Visualization Introducing the first robotic microlap 3mm system Enabling virtually scarless surgery Using robotic precision, tremor filtration and surgeon camera control with microlaparoscopy Leverage existing hospital visualization systems Adapters for leading vision systems; Stryker, Novadaq, ConMed, Richard-Wolf Advanced imaging with fluorescence 5mm and 10mm scopes

Commercial Activity - US Sales resources 17 sales professionals Majority of 20 largest MSAs covered Established surgeon training center at the Institute for Surgical Advancement in Orlando Q3 ’17 Strong presence at major trade shows Sales activities First sale to Florida Hospital Orlando Q4 ’17 Anticipate 4-6 quarter capital sales cycle

Commercial Activity - OUS Strong foundation established Direct sales team covering Germany, Italy, France, Benelux & UK Distributors and agents expand coverage to other markets Sales activities Italian sale Q3 ’16 German sale in Q1 ’17 Japan sale Q2 ’17 Taiwan sale Q3 ’17 CIS sale Q4 ‘17

SurgiBot Commercialization Update/Strategy Enables TransEnterix to expand portfolio, increases cash, and develops partner relationship for China manufacturing and distribution Received minimum consideration of $29 million (cash, stock purchase and royalties) Retain rights for distribution and sales outside of China for SurgiBot, single port robotic system Manufacturing to be done in China Partnering with leading firms with China National Scientific and Instruments and Materials Company, a core enterprise of SinoPharm

Financial (unaudited) 2017 Revenue ~ $7.0 million 360% increase over 2016 December 31, 2017 Balance Sheet Highlights Cash & Restricted Cash ~ $97 million Debt ~ $14 million Common shares outstanding ~ 199 million

Key Priorities 2017 Continued focus on commercialization efforts in CE Mark countries ✓ Continue to demonstrate clinical success across multiple specialties and procedures ✓ Obtain Senhance US 510(k) clearance by year end ✓ Prepare for U.S. launch with focused market development activities ✓ 2018 Commercial results in US, EU and Asia Expand instrument portfolio to include advanced energy and articulating instrumentation Expand US 510(k) indications for use by mid-year Accelerating clinical adoption across multiple specialties and procedures